                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 12, 2004

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


          Ohio                        000-23019                 31-1274091
(State of other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

                441 Vine Street, Suite 1200, Cincinnati, OH 45202
                    (Address of principal executive offices)


                                 (513) 381-5500

              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


Exhibit No.           Description
-------------         --------------------------------------------------------
   99.1               Earnings release issued by Kendle International Inc.
                      on February 12, 2004.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 12, 2004, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its fourth quarter and year ended December 31, 2003, which is furnished as
Exhibit 99.1 hereto and incorporated herein by reference. In addition to announcing its results of operations in accordance with generally accepted accounting principles (GAAP), the Company's earnings release also discloses net loss for the year ended December 31, 2003 adjusted for severance costs, an investment impairment charge and a gain on the partial early extinguishment of debt. Additionally, the results of operations and net income for both the three and twelve month periods ended December 31, 2002, presented in accordance with GAAP, are adjusted. These adjustments are for office consolidation and severance costs recorded in the third quarter of 2002, an investment impairment charge recorded during the second quarter of 2002, a goodwill impairment charge recorded during the fourth quarter of 2002 and a valuation reserve against future tax benefits established during the fourth quarter of 2002. The Company's management believes that disclosing the Company's results using this non-GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's fourth quarter and full year 2003 results to its results in prior periods. In addition, the Company's management believes that the use of net income (loss) adjusted for the items discussed above provides investors with information that is not otherwise available in, and could not be derived from, the Company's financial statements due to differences in tax effects between jurisdictions in which the charges were incurred. Finally, net income (loss) adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure by which management believes is used by analysts and investors following the Company.

                  The information under this caption, "Item 12 - Results of Operations and Financial Condition" is being furnished in accordance with Securities and Exchange Commission Release No. 33-8216. This information, including information in any related exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Kendle International Inc.


Date:  February 17, 2004                            By: /s/ Karl Brenkert III
                                                        -----------------------
                                                        Karl Brenkert III
                                                        Senior Vice President -
                                                        Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             --------------------------------------------------

99.1                       Earnings release issued by Kendle International Inc.
                           on February 12, 2004